                                                                   EXHIBIT 10.13
                                                                       CONFORMED

                              SETTLEMENT AGREEMENT


               THIS SETTLEMENT AGREEMENT is entered into as of this 13th day of April 1999 by and among SENETEK PLC a company organized under the laws of England ("Senetek"), SILVER CREEK INVESTMENTS, LTD., a British Virgin Islands company ("Silver Creek"), BOMOSEEN INVESTMENTS, LTD., a British Virgin Islands company ("Bomoseen"), ELSTREE HOLDINGS, LTD., a British Virgin Islands company ("Elstree") and DANDELION INVESTMENTS, LTD., a British Virgin Islands company ("Dandelion" and together with Silver Creek, Bomoseen and Elstree, the "Investors"), WINDSOR CAPITAL MANAGEMENT, LTD., ("Windsor"), AL-SABAH TRADING AND DEVELOPMENT COMPANY ("Al-Sabah"), THE ALANA GROUP, LTD. ("Alana"), PACKARD, LTD. ("Packard") and MOHAMED HADID ("Hadid").

               WHEREAS, Senetek and Windsor are parties to a Credit Agreement dated as of April 28, 1998, as the same may have been amended (the "Credit Agreement"), pursuant to which Windsor extended to Senetek a line of credit in the amount of $10,000,000;

               WHEREAS, prior to the date of this Agreement, Senetek borrowed an aggregate amount of $6,600,000 under the Credit Agreement (the "Borrowings");

               WHEREAS, borrowings under the Credit Agreement do not bear interest and may be repaid at any time, without penalty, by Senetek;

               WHEREAS, in connection with the Borrowings, Senetek issued to Windsor a warrant to purchase 1,885,715 ordinary shares of Senetek ("Ordinary Shares") at a purchase price of $3.50 per share (the "Warrant");

               WHEREAS, subsequent to the issuance of the Warrant, the Warrant may have been amended to reduce the Warrant exercise price and increase the number of shares covered by the Warrant but the parties acknowledge that the documentation of the amendment (if any) is in incomplete and unclear;

               WHEREAS, the Warrant has been exercised by Windsor and Senetek has issued an aggregate of 2,105,715 Ordinary Shares in respect of the exercise of the Warrant (the "Warrant Exercise Shares");

               WHEREAS, Windsor currently holds a certificate representing 1,885,715 of the Warrant Exercise Shares (the "Certificate") and the Company currently holds the certificate representing the remaining Warrant Exercise Shares;

               WHEREAS, Windsor made no cash payment to Senetek upon the exercise of the Warrant since Windsor and Senetek intended that the exercise price payable by Windsor upon exercise of the Warrant would be offset against and reduce the amount of the Borrowings;

               WHEREAS, the parties hereto desire to enter into this Agreement for the purpose, among other, of resolving the uncertainty concerning the amount of the exercise price payable by Windsor upon exercise of the Warrant and the amount by which the Borrowings have been reduced as a result of the application of the exercise price to the repayment of the Borrowings;

               WHEREAS, in connection with the execution of the Credit Agreement, Senetek issued to Windsor warrants to purchase Ordinary Shares for a price of $6.00 per share which expire by their terms on April 28, 2001 (the "Additional Warrants");

               WHEREAS, the exercise price of the Additional Warrants may have been reduced from $6.00 per share to $4.00 per share;

               WHEREAS, the parties agree that the documentation of the Additional Warrants is incomplete and unclear and does not clearly indicate the number of the Additional Warrants issued or whether the exercise price of the Additional Warrants was reduced from $6.00 per share to $4.00 per share;

               WHEREAS, for purposes of resolving the foregoing uncertainty concerning the Additional Warrants, the parties desire to enter into this Agreement for the purpose, among others, of recording their agreement that all of the Additional Warrants have been cancelled and that Senetek will issue to Windsor, upon the terms and subject to the conditions set forth in this Agreement, new warrants to purchase 440,000 Ordinary Shares at a purchase price of $4.00 per share, which new warrants will contain the provisions set forth in the form of certificate previously representing the Additional Warrants (the "$4.00 Warrants");

               WHEREAS, the Investors provided Windsor with the funds used by Windsor to make the initial $6,600,000 loan to Senetek under the Credit Agreement;

               WHEREAS, Windsor desires to assign to Investors (i) all of its right, title and interest in and to the Credit Agreement, including the right to receive repayment of the Borrowings, and (ii) all of its right, title and interest in and to the Warrant Exercise Shares;

               WHEREAS, in connection with the settlement of the matters referred to in this Agreement, Senetek is issuing to Investors, concurrently with the execution of this Agreement, a warrant to purchase an aggregate of 2,261,143 Ordinary Shares at the exercise price specified therein;

               WHEREAS, at or about the time of the execution of this Agreement, Investors and Senetek are entering into a Securities Purchase Agreement pursuant to which Investors will provide additional financing to Senetek through the purchase of securities from Senetek upon the terms set forth therein ( the "New Financing");

               WHEREAS, a portion of the proceeds from the New Financing will be applied to repay the Borrowings in full;

               WHEREAS, Al-Sabah and Alana have entered into a Consulting Agreement with Senetek dated February 20, 1998 (the "Consulting Agreement");

               WHEREAS, the parties desire to enter into this Agreement for the purpose of documenting their agreement that neither Windsor, Al-Sabah, Alana nor Hadid nor any affiliate of any of them shall have any right to receive any fee or other payment pursuant to the Consulting Agreement or any other agreement, arrangement or understanding on account of the New Financing or the repayment of the Borrowings;

               WHEREAS, Senetek and Packard, a company affiliated with Hadid, entered into a letter agreement dated July 10, 1997 (the "Packard Agreement") pursuant to which Packard agreed to perform certain market research for Senetek;

               WHEREAS, Senetek paid Packard $200,000 (the "Deposit") in consideration for the anticipated performance by Packard of its obligations under the Packard Agreement and the preparation of a research report;

               WHEREAS, Packard has not performed its obligations under the Packard Agreement and Hadid, on behalf of Packard, desires to repay the Deposit to Senetek by executing and delivering to Senetek the Promissory Note A in the form attached to this Agreement (the "A Note");

               WHEREAS, Senetek, Packard and Hadid desire to cancel the Packard Agreement;

               WHEREAS, Al-Sabah, a company affiliated with Hadid, has borrowed $500,000 from Senetek and the obligation of Al Sabah to repay the $500,000 loan is evidenced by a promissory note dated September 21, 1998 in the principal amount of $500,000, bearing interest at the rate of 6% per annum, which is due and payable to Senetek upon demand by Senetek (the "Promissory Note");

               WHEREAS, Senetek has made a demand for the repayment in full of the principal amount of and all accrued interest on the Promissory Note;

               WHEREAS, $300,000 of the principal amount of the Promissory Note has been repaid and Hadid desires to repay, on behalf of Al-Sabah, the balance owing on the Promissory Note by executing and delivering to Senetek the Promissory Note B in the form attached to this Agreement (the "B Note");

               WHEREAS, Windsor has invested $3,300,000 in Senetek in consideration for the issuance of Ordinary Shares, the number of which Senetek and Windsor agreed to be 1,100,000, subject to adjustment in the event that the market price for Senetek's American Depositary Shares was less than $5.00 per American Depositary Share on June 30, 1998;

               WHEREAS, the foregoing agreement to so adjust the number of shares issued to Windsor was confirmed in a letter dated March 24, 1998 from Anthony J. Cataldo, the then

Chairman and Chief Executive Officer of Senetek, to Hadid as the representative of Windsor (the "March 24 Letter");

               WHEREAS, the market price for Senetek's American Depositary Shares on June 30, 1998 was less than $5.00 per American Depositary Share and Senetek and Windsor have agreed that the March 24 Letter would require Senetek to issue an additional 625,000 Ordinary Shares to Windsor;

               WHEREAS, Senetek desires to issue 625,000 Ordinary Shares in full satisfaction of its obligations described in the March 24 Letter; and

               WHEREAS, Windsor has assigned its right to receive 378,788 of the 625,000 Ordinary Shares to Wallington Investments and by executing this Agreement Windsor hereby confirms such assignment and its instructions to the Company to issue 378,788 Ordinary Shares to Wallington Investments and to issue the remaining 246,212 Ordinary Shares to Windsor;

               NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

               SECTION 1. EXERCISE OF WARRANT; REPAYMENT OF BORROWINGS UNDER THE CREDIT AGREEMENT. The parties hereto agree that immediately prior to the exercise of the Warrant, the Warrant entitled Windsor, as holder of the Warrant, to purchase an aggregate of 2,105,715 Ordinary Shares at a purchase price of $2.00 per share for an aggregate purchase price of $4,211,430 (the "Aggregate Exercise Price"). The Warrant has been exercised by Windsor in full and Windsor has been issued the Warrant Exercise Shares. As consideration for the issuance of the Warrant Exercise Shares and in satisfaction of Windsor's obligation to pay the Aggregate Exercise Price, the amount of the Borrowings has been reduced by the Aggregate Exercise Price, with the result that the amount of the Borrowings outstanding following exercise of the Warrant was and continues to be $2,388,570 (the "Remaining Loan").

               SECTION 2. ASSIGNMENT; POWER OF ATTORNEY. Windsor hereby assigns to Investors all of its rights, title and interest in and to, and hereby relinquishes to Investors any and all rights it may have in, to and under, the Loan Agreement and the Warrant Exercise Shares, including, without limitation its right to receive any and all payments in respect of the repayment of the Remaining Loan. The foregoing assignment is made to the Investors in the respective amounts set forth on Schedule I hereto. Concurrently herewith, Windsor is delivering to Kevin McCarthy, as representative of the Investors, the Certificate. Windsor hereby irrevocably constitutes and appoints Kevin McCarthy as its attorney-in-fact, with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to execute, acknowledge, deliver, file and record stock powers, assignments, certificates and other instruments and instructions appropriate or necessary to convey the Warrant Exercise Shares, including the shares represented by the Certificate, to the Investors in the manner contemplated by this Agreement, to submit the Certificate to the Company for cancellation, and to secure the issuance of new certificates in the names of the respective Investors representing the Warrant

Exercise Shares or any portion thereof. The foregoing power of attorney is irrevocable and a special power coupled with an interest. Windsor hereby agrees to be bound by any act of the foregoing attorney-in-fact taken or made in good faith pursuant to such power of attorney. Windsor and Hadid hereby represent and warrant that Windsor has not assigned any of its right, title or interest in, to or under the Loan Agreement, the Remaining Loan or the Warrant Exercise Shares to any other person or entity.

               SECTION 3. CANCELLATION OF THE ADDITIONAL WARRANTS. The Additional Warrants and all amendments thereto and all warrants, if any, issued in substitution thereof (collectively the "Cancelled Warrants") are hereby cancelled and shall be of no further force or effect. Windsor and Hadid hereby represent and warrant that Windsor has not assigned any of its right, title or interest in the Cancelled Warrants to any other person or entity. Windsor and the Investors hereby agree that they have no continuing interest in or rights arising out of any of the Cancelled Warrants. Windsor and Hadid hereby agree to return promptly to Senetek any and all certificates representing the Cancelled Warrants.

               SECTION 4. ISSUANCE OF $4.00 WARRANTS. As soon as practicable following the date of this Agreement, the Company will issue 440,000 $4.00 Warrants to Windsor. The $4.00 Warrants shall provide that if Hadid shall fail to make, for any reason whatsoever, any payment under the A Note or the B Note (in any amount) on or prior to the payment date for such payment specified in the respective A Note or B Note, all 440,000 $4.00 Warrants shall be cancelled automatically and shall not be reinstated in any manner, even if the payments so failed to be made shall later be made to the Company.

               SECTION 5. EXECUTION AND DELIVER OF THE A NOTE AND THE B NOTE. Concurrently herewith, Hadid is executing and delivering the A Note and the B Note to Senetek. Senetek hereby agrees that upon payment in full of the principal amount of and all accrued interest, if any, on the A Note, the $200,000 Deposit shall be deemed to have been repaid to Senetek. Except for the obligation of Hadid to pay the principal amount of and all accrued interest, if any, on the A Note in full, Senetek, Packard and Hadid hereby agree that the Packard Agreement is terminated. Senetek agrees that upon payment in full of the principal amount of and all accrued interest, if any, on the B Note, the obligations of Al-Sabah under the Promissory Note shall be satisfied in full.

               SECTION 6. DELIVERY OF CERTIFICATES REPRESENTING AN AGGREGATE OF 625,000 ORDINARY SHARES. As soon as practicable following the date of this Agreement and in full satisfaction of its obligations under the March 24 Letter, the Company shall deliver (i) to Wallington Investments, Ltd. ("Wallington") a certificate issued in the name of Wallington representing 378,788 Ordinary Shares, and (ii) to Windsor a certificate issued in the name of Windsor representing 246,212 Ordinary Shares.

               SECTION 7. INVESTMENT REPRESENTATIONS. Windsor and Wallington (by its execution of the acknowledgement hereto) each hereby represents and warrants severally as to itself (but not as to the other) that (i) the 246,212 Ordinary Shares or the 378,788 Ordinary Shares, as the case may be, issued to it and, as to Windsor, the $4.00 Warrants, acquired as provided in this Agreement (the "Securities") are being acquired for investment purposes only for their own respective account and not with a view to the resale or distribution of any of the Securities in contravention of applicable law,
(ii) it has had an opportunity to ask questions and receive answers from Senetek regarding the business of Senetek and the investment in the Securities, (iii) it is experienced in making investments such as an investment in the Securities and it is able to fend for itself, can bear the economic risk of its investment in the Securities and has sufficient knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of an investment in the Securities, and (iv) it is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Regulations of the SEC under the Securities Act of 1933, as amended (the "Act"). Windsor and Wallington (by its execution of the acknowledgement hereto) each acknowledge that it understands that the Securities are "restricted securities" under the federal securities laws inasmuch as they are being acquired from Senetek in a transaction not involving a public offering and that under applicable laws and regulations the Securities may not be resold without registration under the Act, except in certain limited circumstances, and each represents that it is familiar with these resale limitations. In the event the Securities have not been registered under the Act, Windsor and Wallington (by its execution of the acknowledgement hereto) each acknowledge that it may not dispose of any portion of the Securities unless it shall have furnished to Senetek an opinion of counsel, in form and substance reasonably satisfactory to Senetek, rendered by a law firm experienced in matters involving the sale of securities under federal and state securities laws and reasonably satisfactory to Senetek, to the effect that the disposition will not require registration of the Securities under the Act or registration or qualification under any state securities or "blue sky" law.

               SECTION 8. LEGENDS. Windsor and Wallington (by its execution of the acknowledgement hereto) each acknowledge that it understands that the certificates evidencing the Securities (or the American Depositary Receipts evidencing the American Depositary Shares representing the Securities) may bear a legend in substantially the following form:

               THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER THE ACT AND THE REGISTRATION OR QUALIFICATION OF THE SECURITIES UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SENETEK, IN FORM AND CONTENT REASONABLY SATISFACTORY TO SENETEK, THAT SUCH REGISTRATION OR QUALIFICATION UNDER THE ACT AND STATE SECURITIES LAWS IS NOT REQUIRED.

               SECTION 9. NO FEES. Windsor, Al-Sabah, Alana and Hadid hereby acknowledge and agree that neither they nor any person controlling, controlled by or under common control with any of them are or shall be entitled to receive from Senetek or any other party any fee or other payment (whether in the form of cash, warrants or other securities or property) pursuant to the Consulting Agreement or any other agreement, arrangement or understanding, on account of or arising out of the New Financing or the repayment of the Borrowings or the Remaining Loan.

               SECTION 10. AUTHORITY OF HADID. Hadid hereby represents to Senetek and the Investors that he has the full power and authority to enter into this Agreement on behalf of Windsor, Al-Sabah, Packard and Alana and to bind Windsor, Al-Sabah, Packard and Alana to the terms of this Agreement.

               SECTION 11. FURTHER ASSURANCES. Each party of this Agreement agrees to execute and deliver such further documents and instruments and take such further action as any other party to this Agreement may reasonably request for the purpose of further documenting the agreements set forth herein or otherwise carrying out the intent of this Agreement.

               SECTION 12. GOVERNING LAW. This Agreement, the A Note and the B Note shall be governed by and construed in accordance with the laws of the State of California without regard to conflict of laws principles.

               SECTION 13. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

               SECTION 14. AMENDMENTS AND WAIVERS. No amendment, supplement, modification or waiver of this Agreement shall be binding unless set forth in a writing executed by the party to be bound thereby. No waiver of any provision of this Agreement shall be deemed to constitute or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided in the waiver.

               SECTION 15. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               SECTION 16. HEADINGS. The heading of the sections in this Agreement are inserted for convenience of reference only and shall not be deemed to be a part of or to affect the meaning or interpretation of any provision of this Agreement.

               IN WITNESS WHEREOF, the parties hereto have entered into this Agreement, or have caused this Agreement to be duly executed on their behalf by their respective authorized representatives, as of the day and year first above written.

                                                      AL-SABAH TRADING AND
SENETEK, PLC                                          DEVELOPMENT COMPANY

By  /s/ FRANK J. MASSINO                              By /s/ MOHAMED HADID
    ---------------------------------                    --------------------------
        Frank J. Massino                                 Mohamed Hadid
        Chief Executive Officer                          Authorized Signatory



WINDSOR CAPITAL MANAGEMENT, LTD.                      THE ALANA GROUP, LTD.


By /s/ MOHAMED HADID                                  By /s/ MOHAMED HADID
       ------------------------------                    --------------------------
        Mohamed Hadid                                         Mohamed Hadid
        Authorized Signatory                                  Authorized Signatory

PACKARD, LTD.


By /s/ MOHAMED HADID
       -------------------------------                /s/ MOHAMED HADID
       Mohamed Hadid                                  -----------------------------
       Authorized Signatory                               MOHAMED HADID

SILVER CREEK INVESTMENTS, LTD.                        BOMOSEEN INVESTMENTS, LTD.


By /s/ ROBERT T. TUCKER                               By /s/ ROBERT T. TUCKER
   ------------------------------------                  --------------------------
   Name: Robert T. Tucker                                Name: Robert T. Tucker
   Title:  Attorney-in-fact                              Title:  Attorney-in-fact


ELSTREE HOLDING, LTD.                                 DANDELION INVESTMENTS, LTD.


By /s/ ROBERT T. TUCKER                               By /s/ ROBERT T. TUCKER
   ------------------------------------                  --------------------------
   Name: Robert T. Tucker                                Name: Robert T. Tucker
   Title:  Attorney-in-fact                              Title:  Attorney-in-fact

THE UNDERSIGNED HEREBY ACKNOWLEDGES THIS AGREEMENT FOR THE PURPOSES SPECIFIED IN
SECTIONS 7 AND 8 OF THIS AGREEMENT ONLY:

WALLINGTON INVESTMENTS

By /s/ ROBERT T. TUCKER
   ------------------------------------
   Name: Robert T. Tucker
   Title:  Attorney-in-fact

                                   SCHEDULE I

               The assignment made by Windsor pursuant to Section 2 of the Settlement Agreement to which this Schedule I is attached is being made to the following Investors in the following amounts:

                                   Percentage Interest in the           Number of Warrant
            Investor               Loan Agreement Assigned(1)        Exercise Shares Assigned
            --------               ---------------------------       ------------------------

Silver Creek Investments, Ltd.                29.74%                         626,269

Bomoseen Investments, Ltd.                    29.74%                         626,269

Elstree Holdings, Ltd.                        20.26%                         426,589

Dandelion Investments, Ltd.                   20.26%                         426,588


---------------
(1)     Includes interest in the right to receive repayment of the Remaining
        Loan.

                                PROMISSORY NOTE A



                                                         Los Angeles, California
                                                                  April 13, 1999


               FOR VALUE RECEIVED, the undersigned, MOHAMED HADID, does hereby promise to pay to SENETEK PLC, a company organized under the laws of England, at its office located at 620 Airpark Road, Napa, California, the following amounts on or before the following dates:

                        Payment Date                  Payment Amount
                        ------------                  --------------
                        June 1, 1999                      40,000
                        July 1, 1999                      40,000
                       August 2, 1999                     40,000
                      September 1, 1999                   40,000
                       October 1, 1999                    15,000
                      November 1, 1999                    40,000

               If any of the foregoing amounts shall not be paid in full on or prior to the respective payment date set forth above, the unpaid portion shall bear interest commencing on the respective payment date and continuing until the unpaid amount shall have been paid in full (together with all accrued interest thereon) at the rate of 10% per annum.




                                               /s/ MOHAMED HADID
                                               ---------------------------------
                                               MOHAMED HADID

                                PROMISSORY NOTE B



                                                         Los Angeles, California
                                                                  April 13, 1999



               FOR VALUE RECEIVED, the undersigned, MOHAMED HADID, does hereby promise to pay to SENETEK PLC, a company organized under the laws of England, at its office located at 620 Airpark Road, Napa, California, the following amounts on or before the following dates:

                        Payment Date                  Payment Amount
                        ------------                  --------------
                         May 3, 1999                     $40,000
                        June 1, 1999                      40,000
                        July 1, 1999                      40,000
                       August 2, 1999                     40,000
                      September 1, 1999                   40,000
                       October 1, 1999                    15,000

               If any of the foregoing amounts shall not be paid in full on or prior to the respective payment date set forth above, the unpaid portion shall bear interest commencing on the respective payment date and continuing until the unpaid amount shall have been paid in full (together with all accrued interest thereon) at the rate of 10% per annum.




                                               /s/ MOHAMED HADID
                                               ---------------------------------
                                               MOHAMED HADID